                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2000-B OWNER TRUST
            DISTRIBUTION DATE OF NOVEMBER 15, 2000 FOR THE COLLECTION
                PERIOD OCTOBER 1, 2000 THROUGH OCTOBER 31, 2000


---------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A-1               CLASS A-2
                                                                                ---------               ---------
                                                          TOTAL                  BALANCE                 BALANCE
---------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                  $1,411,797,000.00         $366,759,000.00         429,000,000.00
  Receivables Pool Balance                            $1,455,461,330.00
  Principal Factor                                           1.00000000              1.00000000             1.00000000
  Rate                                                                                    6.66%                  6.75%
  Targeted Maturity Date                                                     October 15, 2001         May 15, 2003
  Number of Contracts                                           105,023
  Weighted Average Coupon                                        10.34%
  Weighted Average Remaining Term                                 49.90 months
  Servicing Fee Rate                                              1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                                  $1,366,012,658.37         $320,974,658.37        $429,000,000.00
  Receivables Pool Balance                            $1,409,676,988.37
  Securities Pool Factor                                     0.96757017              0.87516505             1.00000000
  Number of Contracts                                           103,565
  Weighted Average Coupon                                        10.34%
  Weighted Average Remaining Term                                 49.08 months
  Precompute and Simple Interest Advances                 $3,314,612.01
  Payahead Account Balance                                $1,684,977.19
  Supplemental Servicing Fee Received                        $94,510.34
  Interest Shortfall                                              $0.00                   $0.00                  $0.00
  Principal Shortfall                                             $0.00                   $0.00                  $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                  $1,319,471,853.30         $274,433,853.30        $429,000,000.00
  Receivables Pool Balance                            $1,363,136,183.30
  Securities Pool Factor                                     0.93460452              0.74826754             1.00000000
  Number of Contracts                                           102,034
  Weighted Average Coupon                                        10.34%
  Weighted Average Remaining Term                                 48.19 months
  Precompute and Simple Interest Advances                 $3,743,350.22
  Payahead Account Balance                                $1,931,165.50
  Supplemental Servicing Fee Received                       $116,798.76
  Interest Shortfall                                              $0.00                   $0.00                  $0.00
  Principal Shortfall                                             $0.00                   $0.00                  $0.00
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                           CLASS A-3             CLASS A-4
                                                           ---------             ---------
                                                            BALANCE               BALANCE
-------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                      $407,000,000.00        $209,038,000.00
  Receivables Pool Balance
  Principal Factor                                             1.00000000             1.00000000
  Rate                                                              6.76%                  6.80%
  Targeted Maturity Date                                August 15, 2004        April 15, 2007
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
  Securities Balance                                      $407,000,000.00        $209,038,000.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000             1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                                $0.00                  $0.00
  Principal Shortfall                                               $0.00                  $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                      $407,000,000.00        $209,038,000.00
  Receivables Pool Balance
  Securities Pool Factor                                       1.00000000             1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                                $0.00                  $0.00
  Principal Shortfall                                               $0.00                  $0.00
-------------------------------------------------------------------------------------------------
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

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
RESERVE FUND
  Initial Deposit Amount                                                                                   $3,638,653.00
  Specified Reserve Fund Percentage                                                                                0.75%
  Specified Reserve Fund Amount                                                                           $10,223,521.37
  Specified Reserve Fund Percentage (if Condition i or ii met)                                                     5.50%
  Specified Reserve Fund Amount (if Condition i or ii met)                                                $72,570,951.93

  Beginning Balance                                                                                       $10,572,577.41
  Total Withdraw                                                                                                   $0.00
  Amount Available for Deposit to the Reserve Fund                                                         $3,993,815.85
  Reserve Fund Balance Prior to Release                                                                   $14,566,393.26
  Reserve Fund Required Amount                                                                            $10,223,521.37
  Reserve Fund Release to Seller                                                                           $4,342,871.89
  Ending Reserve Fund Balance                                                                             $10,223,521.37
-----------------------------------------------------------------------------------------------------------------------



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LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS

                                                                  VEHICLES            AMOUNT
                                                                  --------            ------
 Liquidated Contracts                                                5
 Gross Principal Balance of Liquidated Receivables                                         $43,959.56
 Net Liquidation Proceeds Received During the Collection Period                           -$22,240.55
 Recoveries on Previously Liquidated Contracts                                                  $0.00
                                                                            --------------------------
 Aggregate Credit Losses for the Collection Period                                         $21,719.01
                                                                            --------------------------

                                                                            --------------------------

 Cumulative Credit Losses for all Periods                           10                     $33,575.96
                                                                            --------------------------
 Repossessed in Current Period                                      67


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                          Annualized Average
FOR EACH COLLECTION PERIOD:                                                       Charge-Off Rate
    Second Preceding Collection Period                                                          0.00%
    First Preceding Collection Period                                                           0.02%
    Current Collection Period                                                                   0.02%

-------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                             0.01%
Charge-off Rate Indicator ( > 1.25%)                                                CONDITION NOT MET
-------------------------------------------------------------------------------------------------------
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
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DELINQUENT AND REPOSSESSED CONTRACTS

                                          PERCENT    CONTRACTS     PERCENT            AMOUNT
                                          -------    ---------     -------            ------
  31-60 Days Delinquent                        1.68%       1,717       1.76%            $23,205,879.43
  61-90 Days Delinquent                        0.16%         159       0.18%             $2,379,516.83
  Over 90 Days Delinquent                      0.00%           4       0.01%                $73,224.16
                                                     ------------            --------------------------
  Total Delinquencies                                      1,880                        $25,658,620.42
                                                     ============            ==========================


  Repossessed Vehicle Inventory                               76 *
   * Included with delinquencies above


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                           0.00%
    First Preceding Collection Period                                                            0.01%
    Current Collection Period                                                                    0.16%

-------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                              0.06%
Delinquency Percentage Indicator ( > 1.25%)                                          CONDITION NOT MET
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                                     Page 1

                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S Report -- Toyota Auto Receivables 2000-B Owner Trust
            Distribution Date of November 15, 2000 for the Collection
                Period October 1, 2000 through October 31, 2000

 -------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A-1        CLASS A-2      CLASS A-3      CLASS A-4
                                                                  ---------        ---------      ---------      ---------
                                                   TOTAL           BALANCE          BALANCE        BALANCE        BALANCE
 -------------------------------------------------------------------------------------------------------------------------------
 COLLECTIONS
   Principal Payments Received                    $46,496,845.51
   Interest Payments Received                     $12,679,565.47
   Net Precomputed Payahead Amount                  -$246,188.31
   Aggregate Net Liquidation Proceeds Received        $22,240.55
   Principal on Repurchased Contracts                      $0.00
   Interest on Repurchased Contracts                       $0.00
                                                -----------------
   Total Collections                              $58,952,463.22
   Net Simple Interest Advance Amount                $443,750.50
   Net Precomputed Advance Amount                    ($15,012.29)
                                                -----------------
   Total Available Amount                         $59,381,201.43

 AMOUNTS DUE
   Servicing Fee                                   $1,174,730.82
   Accrued and Unpaid Interest                     $7,671,849.69
   Principal                                      $46,540,805.07
   Reserve Fund                                    $3,993,815.85
                                                -----------------
   Total Amount Due                               $59,381,201.43

 ACTUAL DISTRIBUTIONS
   Servicing Fee                                   $1,174,730.82
   Interest                                        $7,671,849.69    $1,781,409.35   $2,413,125.00  $2,292,766.67   $1,184,548.67
   Principal                                      $46,540,805.07   $46,540,805.07           $0.00          $0.00           $0.00
   Reserve Fund                                    $3,993,815.85
                                                                   --------------  --------------  -------------   -------------
   Total Amount Distributed                       $59,381,201.43   $48,322,214.42   $2,413,125.00  $2,292,766.67   $1,184,548.67
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

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MONTHLY INFORMATION BY TYPE OF LOAN
PRECOMPUTED CONTRACTS
  Scheduled Principal Collections                                                        $4,168,558.59
  Prepayments in Full                                        199 contracts               $2,449,370.69
  Repurchased Receivables Principal                                                              $0.00
  Payments Behind/Ahead on Repurchased Receivables                                               $0.00
  Total Collections                                                                      $8,804,574.35
  Advances - Reimbursement of Previous Advances                                             $15,012.29
  Advances - Current Advance Amount                                                              $0.00
  Payahead Account - Payments Applied                                                            $0.00
  Payahead Account - Additional Payaheads                                                  $246,188.31

SIMPLE INTEREST CONTRACTS
  Collected Principal                                                                   $23,261,214.65
  Prepayments in Full                                       1,327 contracts             $16,617,701.58
  Collected Interest                                                                    $10,492,920.40
  Repurchased Receivables Principal                                                              $0.00
  Repurchased Receivables Interest                                                               $0.00
  Advances - Reimbursement of Previous Advances                                                  $0.00
  Advances - Current Advance Amount                                                        $443,750.50

-------------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.



/s/ Robert Woodie
---------------------------------------------------
Robert Woodie
National Treasury Manager


                                     Page 2